SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                       (Date of earliest event reported):

                                January 31, 2000
                           -------------------------


                            THERMO OPTEK CORPORATION
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Delaware                       1-11757                           04-3283973
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File               (I.R.S. Employer
  of Incorporation)                   Number)                Identification No.)



8 East Forge Parkway
Franklin, Massachusetts                                                    02038
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (781) 622-1000

         This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to Thermo Optek Corporation's annual report on Form 10-K for the year ended January 2, 1999. These include risks and uncertainties relating to: technological change, obsolescence, and the development and acceptance of new products; Thermo Optek Corporation's acquisition strategy; significant international operations; competition; the protection, defense and use of intellectual property; dependence on the semiconductor industry and industry volatility; and the potential impact of year 2000 on processing date-sensitive information.

Item 5.  Other Events
         ------------

         On January 31, 2000, the Registrant issued a press release, attached hereto as Exhibit 99, regarding certain corporate transactions affecting the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements of Business Acquired: not applicable

         (b)      Pro Forma Financial Information: not applicable

         (c)      Exhibits:

                  99 - Press Release dated January 31, 2000

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 31st day of January, 2000.



                                               THERMO OPTEK CORPORATION


                                               By: /s/ Theo Melas-Kyriazi
                                                  -----------------------------
                                                   Theo Melas-Kyriazi
                                                   Chief Financial Officer

                                                                      Exhibit 99
Investor Contact: 781-622-1111
Media Contact: 781-622-1252

                        THERMO OPTEK TO BE TAKEN PRIVATE

FRANKLIN, Mass., January 31, 2000 - Thermo Optek Corporation (ASE-TOC), a Thermo Electron company (NYSE-TMO), announced today that its parent company, Thermo Instrument Systems Inc. (ASE-THI), will acquire the minority interest in Thermo Optek for $15.00 per share in cash. This action is part of a major reorganization plan under which Thermo Electron will spin in, spin off, and sell various businesses to focus solely on its core measurement and detection instruments business.

         Thermo Instrument currently owns approximately 93.2 percent of the outstanding shares of Thermo Optek's common stock. Because Thermo Instrument's ownership is more than 90 percent, it expects to acquire the minority interest through a "short-form" merger in Delaware.

         The proposed short-form merger of Thermo Optek will require Securities and Exchange Commission clearance of necessary filings; it will not require Thermo Optek board or shareholder approval.

         Immediately upon completion of the proposed short-form merger, Thermo Optek's 5% convertible subordinated debentures due October 15, 2000, will become convertible into the same consideration that the minority shareholders of Thermo Optek common stock receive in the merger, or $15.00 per share in cash. Holders of the debentures will therefore have the right, immediately upon completion of the merger, to convert their debentures at the existing conversion price ($13.9446 per share) into $15.00 per share in cash, instead of into the actual shares of Thermo Optek common stock that they would have received if they had converted prior to the proposed merger. Thermo Optek will not call the debentures prior to the merger.

         Thermo Instrument expects to complete this transaction by the end of the second quarter of 2000.

         Thermo Optek Corporation is a worldwide leader in optical and energy-based systems and technologies. Its products are used in the scientific instrument, semiconductor, and telecommunications industries to fabricate, analyze, and implement advanced materials. More information is available on the Internet at http://www.thermo.com/subsid/toc1.html.

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to the company's annual report on Form 10-K for the year ended January 2, 1999. These include risks and uncertainties relating to: technological change, obsolescence, and the development and acceptance of new products; the company's acquisition strategy; significant international operations; competition; the protection, defense, and use of intellectual property; dependence on the semiconductor industry and industry volatility; and the potential impact of year 2000 on processing date-sensitive information.